                                                                      Exhibit  9

                          ILLUSTRATIONS OF CASH VALUES,
                            CASH SURRENDER VALUES AND
                                 DEATH BENEFITS

     The tables in this Prospectus have been prepared to help show how values under a Policy change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Surrender Charges, if any) and Death Benefits under a Policy issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of .60% in Policy
Years one through ten; .40% in Policy Years eleven through twenty; and .20% in Policy Years twenty-one and thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.60%. In addition, the net investment returns also reflect the deduction of the Fund investment advisory fees and other Fund expenses, (.77%, the average of the fees and expenses). The tables also reflect applicable charges and deductions including a 6.0% deduction against premiums, monthly administrative charge of $10 in the first Policy Year and $6 thereafter (although not to exceed $7.50) and monthly charges for providing insurance protection. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. A hypothetical gross average investment rate of return of 0% corresponds to an approximate net rate of return of -1.37% in Policy Years one through ten; -1.17% in Policy Years eleven through twenty; and 0.97% in Policy Years twenty-one and thereafter. A hypothetical gross average investment rate of return of 6% corresponds to an approximate net rate of return of 4.63%, 4.83%, and 5.03% respectively. Likewise, a hypothetical gross average investment rate of return of 12% corresponds to an approximate net rate of return of 10.63%, 10.83% and 11.03%. Cost of insurance rates vary by issue age, sex, rating class and Policy Year and, therefore, are not reflected in the approximate net annual investment rate of return above.

     Values are shown for Policies, which are issued to a male standard nonsmoker and a male preferred nonsmoker. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

     The tables also reflect the fact that no charges for federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

     Upon request, we will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE STANDARD NON-TOBACCO $1,000.00 ANNUAL PREMIUM ISSUE AGE 35
                         $100,000 INITIAL DEATH BENEFIT:

                        VALUES--CURRENT COST OF INSURANCE

         Premium  0.00% Hypothetical            6.00% Hypothetical            12.00% Hypothetical
       Paid Plus  Gross Investment Return       Gross Investment Return       Gross Investment Return
Policy  Interest      Cash Surrender     Death      Cash Surrender     Death      Cash Surrender    Death
  Year     at 5%     Value     Value   Benefit     Value     Value   Benefit     Value     Value   Benefit
    1     1,050       642         0   100,000       689         0   100,000       736         0   100,000
    2     2,153     1,316        80   100,000     1,452       216   100,000     1,595       359   100,000
    3     3,310     1,971       735   100,000     2,241     1,005   100,000     2,535     1,299   100,000
    4     4,526     2,607     1,371   100,000     3,057     1,821   100,000     3,564     2,328   100,000
    5     5,802     3,230     1,994   100,000     3,906     2,670   100,000     4,701     3,465   100,000
    6     7,142     3,847     2,858   100,000     4,797     3,808   100,000     5,960     4,971   100,000
    7     8,549     4,455     3,713   100,000     5,730     4,988   100,000     7,355     6,614   100,000
    8    10,027     5,054     4,498   100,000     6,706     6,150   100,000     8,900     8,344   100,000
    9    11,578     5,645     5,274   100,000     7,728     7,358   100,000    10,612    10,241   100,000
   10    13,207     6,228     6,043   100,000     8,800     8,614   100,000    12,509    12,323   100,000
   11    14,917     6,820     6,820   100,000     9,943     9,943   100,000    14,639    14,639   100,000
   12    16,713     7,391     7,391   100,000    11,129    11,129   100,000    16,990    16,990   100,000
   13    18,599     7,939     7,939   100,000    12,358    12,358   100,000    19,586    19,586   100,000
   14    20,579     8,465     8,465   100,000    13,634    13,634   100,000    22,455    22,455   100,000
   15    22,657     8,970     8,970   100,000    14,957    14,957   100,000    25,627    25,627   100,000
   16    24,840     9,453     9,453   100,000    16,334    16,334   100,000    29,139    29,139   100,000
   17    27,132     9,905     9,905   100,000    17,754    17,754   100,000    33,020    33,020   100,000
   18    29,539    10,321    10,321   100,000    19,218    19,218   100,000    37,312    37,312   100,000
   19    32,066    10,701    10,701   100,000    20,728    20,728   100,000    42,063    42,063   100,000
   20    34,719    11,041    11,041   100,000    22,285    22,285   100,000    47,325    47,325   100,000

Age 65   69,761    11,566    11,566   100,000    41,252    41,252   100,000   146,689   146,689   178,961
Age 70   94,836     8,206     8,206   100,000    53,049    53,049   100,000   250,017   250,017   290,020
Age 75  126,840        50        50   100,000    67,139    67,139   100,000   422,231   422,231   451,787
Age 80  167,685         0         0         0    85,510    85,510   100,000   711,565   711,565   747,144
Age 85  219,815         0         0         0   111,982   111,982   117,581 1,188,565 1,188,565 1,247,994

ASSUMPTIONS:

     (1) Based on Death Benefit Option A and assumes no Policy Loans have been made.

     (2)  Values reflect current cost of insurance charges.

     (3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

     (4)  Death Benefit reflects current Internal Revenue Code requirements.

     (5) Zero values indicate policy lapse in absence of an additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a Policy would be different from those shown if the actual rates of return averages 0%, 6% and 12% over a period of years but also fluctuated above or below those averaged for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         MALE STANDARD NON-TOBACCO $1,000.00 ANNUAL PREMIUM ISSUE AGE 35
                         $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

         Premium  0.00% Hypothetical            6.00% Hypothetical            12.00% Hypothetical
       Paid Plus  Gross Investment Return       Gross Investment Return       Gross Investment Return
Policy  Interest      Cash Surrender     Death      Cash Surrender     Death      Cash Surrender     Death
  Year     at 5%     Value     Value   Benefit     Value     Value   Benefit     Value     Value   Benefit
    1     1,050       642         0   100,000       689         0   100,000       736         0   100,000
    2     2,153     1,298        62   100,000     1,434       198   100,000     1,576       340   100,000
    3     3,310     1,936       700   100,000     2,204       968   100,000     2,495     1,259   100,000
    4     4,526     2,554     1,318   100,000     2,999     1,763   100,000     3,501     2,265   100,000
    5     5,802     3,152     1,916   100,000     3,818     2,582   100,000     4,602     3,366   100,000
    6     7,142     3,728     2,740   100,000     4,663     3,674   100,000     5,808     4,820   100,000
    7     8,549     4,281     3,540   100,000     5,531     4,790   100,000     7,128     6,386   100,000
    8    10,027     4,811     4,255   100,000     6,425     5,869   100,000     8,574     8,018   100,000
    9    11,578     5,315     4,944   100,000     7,342     6,972   100,000    10,158     9,787   100,000
   10    13,207     5,794     5,608   100,000     8,285     8,100   100,000    11,896    11,710   100,000
   11    14,917     6,244     6,244   100,000     9,252     9,252   100,000    13,801    13,801   100,000
   12    16,713     6,665     6,665   100,000    10,241    10,241   100,000    15,892    15,892   100,000
   13    18,599     7,055     7,055   100,000    11,254    11,254   100,000    18,188    18,188   100,000
   14    20,579     7,413     7,413   100,000    12,289    12,289   100,000    20,711    20,711   100,000
   15    22,657     7,735     7,735   100,000    13,346    13,346   100,000    23,486    23,486   100,000
   16    24,840     8,020     8,020   100,000    14,425    14,425   100,000    26,540    26,540   100,000
   17    27,132     8,263     8,263   100,000    15,520    15,520   100,000    29,903    29,903   100,000
   18    29,539     8,457     8,457   100,000    16,629    16,629   100,000    33,605    33,605   100,000
   19    32,066     8,598     8,598   100,000    17,747    17,747   100,000    37,687    37,687   100,000
   20    34,719     8,678     8,678   100,000    18,869    18,869   100,000    42,191    42,191   100,000

Age 65   69,761     4,403     4,403   100,000    29,132    29,132   100,000   124,477   124,477   151,862
Age 70   94,836         0         0         0    31,302    31,302   100,000   207,310   207,310   240,479
Age 75  126,840         0         0         0    27,018    27,018   100,000   341,542   341,542   365,450
Age 80  167,685         0         0         0     4,832     4,832   100,000   561,793   561,793   589,882
Age 85  219,815         0         0         0         0         0         0   910,267   910,267   955,781

ASSUMPTIONS:

     (1) Based on Death Benefit Option A and assumes no Policy Loans have been made.

     (2)  Values reflect guaranteed cost of insurance charges.

     (3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

     (4)  Death Benefit reflects current Internal Revenue Code requirements.

     (5) Zero values indicate policy lapse in absence of an additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a Policy would be different from those shown if the actual rates of return averages 0%, 6% and 12% over a period of years but also fluctuated above or below those averaged for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE STANDARD NON-TOBACCO $3,000.00 ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

         Premium  0.00% Hypothetical            6.00% Hypothetical            12.00% Hypothetical
       Paid Plus  Gross Investment Return       Gross Investment Return       Gross Investment Return
Policy  Interest      Cash Surrender     Death      Cash Surrender     Death      Cash Surrender     Death
  Year     at 5%     Value     Value   Benefit     Value     Value   Benefit     Value     Value   Benefit
    1     3,150     2,179         0   100,000     2,329         0   100,000     2,479         0   100,000
    2     6,458     4,340       928   100,000     4,779     1,367   100,000     5,237     1,825   100,000
    3     9,930     6,432     3,020   100,000     7,305     3,893   100,000     8,252     4,840   100,000
    4    13,577     8,454     5,042   100,000     9,908     6,496   100,000    11,550     8,138   100,000
    5    17,406    10,400     6,988   100,000    12,588     9,176   100,000    15,162    11,750   100,000
    6    21,426    12,268     9,538   100,000    15,346    12,617   100,000    19,121    16,392   100,000
    7    25,647    14,052    12,005   100,000    18,184    16,137   100,000    23,467    21,420   100,000
    8    30,080    15,750    14,215   100,000    21,105    19,570   100,000    28,246    26,711   100,000
    9    34,734    17,361    16,337   100,000    24,114    23,090   100,000    33,515    32,491   100,000
   10    39,620    18,880    18,368   100,000    27,214    26,703   100,000    39,335    38,823   100,000
   11    44,751    20,345    20,345   100,000    30,472    30,472   100,000    45,865    45,865   100,000
   12    50,139    21,710    21,710   100,000    33,842    33,842   100,000    53,128    53,128   100,000
   13    55,796    22,967    22,967   100,000    37,330    37,330   100,000    61,231    61,231   100,000
   14    61,736    24,108    24,108   100,000    40,947    40,947   100,000    70,299    70,299   100,000
   15    67,972    25,124    25,124   100,000    44,703    44,703   100,000    80,482    80,482   100,000
   16    74,521    26,006    26,006   100,000    48,613    48,613   100,000    91,933    91,933   105,723
   17    81,397    26,746    26,746   100,000    52,697    52,697   100,000   104,626   104,626   118,228
   18    88,617    27,333    27,333   100,000    56,977    56,977   100,000   118,679   118,679   131,734
   19    96,198    27,756    27,756   100,000    61,482    61,482   100,000   134,252   134,252   146,334
   20   104,158    27,998    27,998   100,000    66,244    66,244   100,000   151,526   151,526   162,133

Age 65   39,620    18,880    18,368   100,000    27,214    26,703   100,000    39,335    38,823   100,000
Age 70   67,972    25,124    25,124   100,000    44,703    44,703   100,000    80,482    80,482   100,000
Age 75  104,158    27,998    27,998   100,000    66,244    66,244   100,000   151,526   151,526   162,133
Age 80  150,340    25,874    25,874   100,000    96,595    96,595   101,425   272,122   272,122   285,728
Age 85  209,282    13,747    13,747   100,000   137,412   137,412   144,282   471,100   471,100   494,655

ASSUMPTIONS:

     (1) Based on Death Benefit Option A and assumes no Policy Loans have been made.

     (2)  Values reflect current cost of insurance charges.

     (3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

     (4)  Death Benefit reflects current Internal Revenue Code requirements.

     (5) Zero values indicate policy lapse in absence of an additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a Policy would be different from those shown if the actual rates of return averages 0%, 6% and 12% over a period of years but also fluctuated above or below those averaged for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE STANDARD NON-TOBACCO $3,000.00 ANNUAL PREMIUM ISSUE AGE 55
                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

         Premium  0.00% Hypothetical            6.00% Hypothetical            12.00% Hypothetical
       Paid Plus  Gross Investment Return       Gross Investment Return       Gross Investment Return
Policy  Interest      Cash Surrender     Death      Cash Surrender     Death      Cash Surrender     Death
  Year     at 5%     Value     Value   Benefit     Value     Value   Benefit     Value     Value   Benefit
    1     3,150     1,903         0   100,000     2,045         0   100,000     2,186         0   100,000
    2     6,458     3,748       336   100,000     4,151       739   100,000     4,573     1,161   100,000
    3     9,930     5,501     2,089   100,000     6,292     2,880   100,000     7,152     3,740   100,000
    4    13,577     7,162     3,750   100,000     8,465     5,053   100,000     9,943     6,531   100,000
    5    17,406     8,720     5,308   100,000    10,665     7,253   100,000    12,965     9,553   100,000
    6    21,426    10,171     7,441   100,000    12,889    10,159   100,000    16,241    13,511   100,000
    7    25,647    11,504     9,457   100,000    15,130    13,083   100,000    19,799    17,752   100,000
    8    30,080    12,709    11,173   100,000    17,381    15,846   100,000    23,668    22,133   100,000
    9    34,734    13,769    12,745   100,000    19,632    18,608   100,000    27,883    26,860   100,000
   10    39,620    14,669    14,157   100,000    21,871    21,359   100,000    32,486    31,974   100,000
   11    44,751    15,394    15,394   100,000    24,092    24,092   100,000    37,530    37,530   100,000
   12    50,139    15,933    15,933   100,000    26,289    26,289   100,000    43,086    43,086   100,000
   13    55,796    16,268    16,268   100,000    28,458    28,458   100,000    49,239    49,239   100,000
   14    61,736    16,384    16,384   100,000    30,593    30,593   100,000    56,093    56,093   100,000
   15    67,972    16,256    16,256   100,000    32,686    32,686   100,000    63,775    63,775   100,000
   16    74,521    15,847    15,847   100,000    34,721    34,721   100,000    72,438    72,438   100,000
   17    81,397    15,058    15,058   100,000    36,636    36,636   100,000    82,262    82,262   100,000
   18    88,617    13,924    13,924   100,000    38,478    38,478   100,000    93,500    93,500   103,785
   19    96,198    12,315    12,315   100,000    40,175    40,175   100,000   106,012   106,012   115,553
   20   104,158    10,138    10,138   100,000    41,691    41,691   100,000   119,865   119,865   128,255

Age 65   39,620    14,669    14,157   100,000    21,871    21,359   100,000    32,486    31,974   100,000
Age 70   67,972    16,256    16,256   100,000    32,686    32,686   100,000    63,775    63,775   100,000
Age 75  104,158    10,138    10,138   100,000    41,691    41,691   100,000   119,865   119,865   128,255
Age 80  150,340         0         0         0    45,415    45,415   100,000   213,611   213,611   224,292
Age 85  209,282         0         0         0    34,574    34,574   100,000   362,271   362,271   380,385

ASSUMPTIONS:

     (1) Based on Death Benefit Option A and assumes no Policy Loans have been made.

     (2)  Values reflect guaranteed cost of insurance charges.

     (3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

     (4)  Death Benefit reflects current Internal Revenue Code requirements.

     (5) Zero values indicate policy lapse in absence of an additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a Policy would be different from those shown if the actual rates of return averages 0%, 6% and 12% over a period of years but also fluctuated above or below those averaged for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE PREFERRED NON-TOBACCO $1,500.00 ANNUAL PREMIUM ISSUE AGE 35
                         $150,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE

         Premium  0.00% Hypothetical            6.00% Hypothetical            12.00% Hypothetical
       Paid Plus  Gross Investment Return       Gross Investment Return       Gross Investment Return
Policy  Interest      Cash Surrender     Death      Cash Surrender     Death      Cash Surrender     Death
  Year     at 5%     Value     Value   Benefit     Value     Value   Benefit     Value     Value   Benefit
    1     1,575     1,022         0   150,000     1,095         0   150,000     1,168         0   150,000
    2     3,229     2,068       214   150,000     2,280       426   150,000     2,501       647   150,000
    3     4,965     3,086     1,232   150,000     3,505     1,651   150,000     3,960     2,106   150,000
    4     6,788     4,087     2,233   150,000     4,786     2,932   150,000     5,574     3,720   150,000
    5     8,703     5,083     3,229   150,000     6,134     4,280   150,000     7,369     5,515   150,000
    6    10,713     6,071     4,588   150,000     7,552     6,069   150,000     9,364     7,880   150,000
    7    12,824     7,053     5,940   150,000     9,044     7,931   150,000    11,579    10,467   150,000
    8    15,040     8,028     7,193   150,000    10,612     9,778   150,000    14,039    13,205   150,000
    9    17,367     8,997     8,441   150,000    12,263    11,706   150,000    16,773    16,217   150,000
   10    19,810     9,965     9,687   150,000    14,002    13,724   150,000    19,812    19,534   150,000
   11    22,376    10,957    10,957   150,000    15,870    15,870   150,000    23,235    23,235   150,000
   12    25,069    11,922    11,922   150,000    17,813    17,813   150,000    27,018    27,018   150,000
   13    27,898    12,858    12,858   150,000    19,836    19,836   150,000    31,201    31,201   150,000
   14    30,868    13,767    13,767   150,000    21,942    21,942   150,000    35,828    35,828   150,000
   15    33,986    14,648    14,648   150,000    24,136    24,136   150,000    40,950    40,950   150,000
   16    37,261    15,503    15,503   150,000    26,423    26,423   150,000    46,623    46,623   150,000
   17    40,699    16,318    16,318   150,000    28,797    28,797   150,000    52,900    52,900   150,000
   18    44,309    17,092    17,092   150,000    31,261    31,261   150,000    59,848    59,848   150,000
   19    48,099    17,822    17,822   150,000    33,816    33,816   150,000    67,545    67,545   150,000
   20    52,079    18,506    18,506   150,000    36,468    36,468   150,000    76,075    76,075   150,000

Age 65  104,641    22,248    22,248   150,000    70,304    70,304   150,000   236,811   236,811   288,910
Age 70  142,254    20,254    20,254   150,000    93,114    93,114   150,000   404,641   404,641   469,384
Age 75  190,260    13,466    13,466   150,000   122,308   122,308   150,000   685,252   685,252   733,219
Age 80  251,528         0         0         0   162,016   162,016   170,117 1,157,218 1,157,218 1,215,079
Age 85  329,723         0         0         0   212,485   212,485   223,109 1,940,038 1,940,038 2,037,039

ASSUMPTIONS:

     (1) Based on Death Benefit Option A and assumes no Policy Loans have been made.

     (2)  Values reflect current cost of insurance charges.

     (3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

     (4)  Death Benefit reflects current Internal Revenue Code requirements.

     (5) Zero values indicate policy lapse in absence of an additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a Policy would be different from those shown if the actual rates of return averages 0%, 6% and 12% over a period of years but also fluctuated above or below those averaged for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE PREFERRED NON-TOBACCO $1,500.00 ANNUAL PREMIUM ISSUE AGE 35
                        $150,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

         Premium  0.00% Hypothetical            6.00% Hypothetical            12.00% Hypothetical
       Paid Plus  Gross Investment Return       Gross Investment Return       Gross Investment Return
Policy  Interest      Cash Surrender     Death      Cash Surrender     Death      Cash Surrender     Death
  Year     at 5%     Value     Value   Benefit     Value     Value   Benefit     Value     Value   Benefit
    1     1,575     1,022         0   150,000     1,095         0   150,000     1,168         0   150,000
    2     3,229     2,051       197   150,000     2,261       407   150,000     2,482       628   150,000
    3     4,965     3,050     1,196   150,000     3,468     1,614   150,000     3,920     2,066   150,000
    4     6,788     4,021     2,167   150,000     4,714     2,860   150,000     5,497     3,643   150,000
    5     8,703     4,960     3,106   150,000     6,000     4,146   150,000     7,223     5,369   150,000
    6    10,713     5,867     4,384   150,000     7,327     5,843   150,000     9,114     7,631   150,000
    7    12,824     6,738     5,626   150,000     8,692     7,579   150,000    11,185    10,073   150,000
    8    15,040     7,574     6,739   150,000    10,098     9,263   150,000    13,456    12,622   150,000
    9    17,367     8,371     7,814   150,000    11,543    10,986   150,000    15,945    15,388   150,000
   10    19,810     9,130     8,851   150,000    13,030    12,751   150,000    18,676    18,398   150,000
   11    22,376     9,846     9,846   150,000    14,555    14,555   150,000    21,674    21,674   150,000
   12    25,069    10,517    10,517   150,000    16,120    16,120   150,000    24,964    24,964   150,000
   13    27,898    11,141    11,141   150,000    17,723    17,723   150,000    28,581    28,581   150,000
   14    30,868    11,717    11,717   150,000    19,365    19,365   150,000    32,558    32,558   150,000
   15    33,986    12,239    12,239   150,000    21,044    21,044   150,000    36,933    36,933   150,000
   16    37,261    12,706    12,706   150,000    22,761    22,761   150,000    41,753    41,753   150,000
   17    40,699    13,110    13,110   150,000    24,509    24,509   150,000    47,062    47,062   150,000
   18    44,309    13,440    13,440   150,000    26,282    26,282   150,000    52,913    52,913   150,000
   19    48,099    13,691    13,691   150,000    28,077    28,077   150,000    59,368    59,368   150,000
   20    52,079    13,850    13,850   150,000    29,885    29,885   150,000    66,495    66,495   150,000

Age 65  104,641     7,880     7,880   150,000    47,137    47,137   150,000   196,578   196,578   239,825
Age 70  142,254         0         0         0    52,146    52,146   150,000   327,224   327,224   379,580
Age 75  190,260         0         0         0    48,939    48,939   150,000   538,940   538,940   576,666
Age 80  251,528         0         0         0    22,885    22,885   150,000   886,327   886,327   930,644
Age 85  329,723         0         0         0         0         0         0 1,435,952 1,435,952 1,507,750

ASSUMPTIONS:

     (1) Based on Death Benefit Option A and assumes no Policy Loans have been made.

     (2)  Values reflect guaranteed cost of insurance charges.

     (3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

     (4)  Death Benefit reflects current Internal Revenue Code requirements.

     (5) Zero values indicate policy lapse in absence of an additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a Policy would be different from those shown if the actual rates of return averages 0%, 6% and 12% over a period of years but also fluctuated above or below those averaged for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE PREFERRED NON-TOBACCO $4,500.00 ANNUAL PREMIUM ISSUE AGE 55
                        $150,000 INITIAL DEATH BENEFIT:

                        VALUES--CURRENT COST OF INSURANCE

         Premium  0.00% Hypothetical            6.00% Hypothetical            12.00% Hypothetical
       Paid Plus  Gross Investment Return       Gross Investment Return       Gross Investment Return
Policy  Interest      Cash Surrender     Death      Cash Surrender     Death      Cash Surrender     Death
  Year     at 5%     Value     Value   Benefit     Value     Value   Benefit     Value     Value   Benefit
    1     4,725     3,395         0   150,000     3,624         0   150,000     3,854         0   150,000
    2     9,686     6,756     1,638   150,000     7,430     2,312   150,000     8,133     3,015   150,000
    3    14,896    10,034     4,916   150,000    11,378     6,260   150,000    12,835     7,717   150,000
    4    20,365    13,226     8,108   150,000    15,471    10,353   150,000    18,005    12,887   150,000
    5    26,109    16,331    11,213   150,000    19,716    14,598   150,000    23,694    18,576   150,000
    6    32,139    19,348    15,253   150,000    24,120    20,026   150,000    29,963    25,869   150,000
    7    38,471    22,272    19,202   150,000    28,690    25,619   150,000    36,877    33,806   150,000
    8    45,120    25,106    22,803   150,000    33,435    31,132   150,000    44,515    42,212   150,000
    9    52,101    27,849    26,314   150,000    38,370    36,834   150,000    52,968    51,432   150,000
   10    59,431    30,503    29,735   150,000    43,506    42,739   150,000    62,337    61,569   150,000
   11    67,127    33,135    33,135   150,000    48,954    48,954   150,000    72,872    72,872   150,000
   12    75,208    35,650    35,650   150,000    54,624    54,624   150,000    84,590    84,590   150,000
   13    83,694    38,042    38,042   150,000    60,531    60,531   150,000    97,651    97,651   150,000
   14    92,604    40,305    40,305   150,000    66,692    66,692   150,000   112,244   112,244   150,000
   15   101,959    42,431    42,431   150,000    73,130    73,130   150,000   128,589   128,589   150,000
   16   111,782    44,412    44,412   150,000    79,871    79,871   150,000   146,786   146,786   168,804
   17   122,096    46,242    46,242   150,000    86,946    86,946   150,000   166,926   166,926   188,627
   18   132,926    47,916    47,916   150,000    94,395    94,395   150,000   189,230   189,230   210,045
   19   144,297    49,424    49,424   150,000   102,261   102,261   150,000   213,947   213,947   233,202
   20   156,237    50,753    50,753   150,000   110,595   110,595   150,000   241,358   241,358   258,254

Age 65   59,431    30,503    29,735   150,000    43,506    42,739   150,000    62,337    61,569   150,000
Age 70  101,959    42,431    42,431   150,000    73,130    73,130   150,000   128,589   128,589   150,000
Age 75  156,237    50,753    50,753   150,000   110,595   110,595   150,000   241,358   241,358   258,254
Age 80  225,511    54,622    54,622   150,000   162,759   162,759   170,897   432,993   432,993   454,642
Age 85  313,924    50,458    50,458   150,000   229,680   229,680   241,164   751,026   751,026   788,578

ASSUMPTIONS:

     (1) Based on Death Benefit Option A and assumes no Policy Loans have been made.

     (2)  Values reflect current cost of insurance charges.

     (3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

     (4)  Death Benefit reflects current Internal Revenue Code requirements.

     (5) Zero values indicate policy lapse in absence of an additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a Policy would be different from those shown if the actual rates of return averages 0%, 6% and 12% over a period of years but also fluctuated above or below those averaged for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        MALE PREFERRED NON-TOBACCO $4,500.00 ANNUAL PREMIUM ISSUE AGE 55
                         $150,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE

         Premium  0.00% Hypothetical            6.00% Hypothetical            12.00% Hypothetical
       Paid Plus  Gross Investment Return       Gross Investment Return       Gross Investment Return
Policy  Interest      Cash Surrender     Death      Cash Surrender     Death      Cash Surrender     Death
  Year     at 5%     Value     Value   Benefit     Value     Value   Benefit     Value     Value   Benefit
    1     4,725     2,915         0   150,000     3,129         0   150,000     3,343         0   150,000
    2     9,686     5,726       608   150,000     6,339     1,221   150,000     6,979     1,861   150,000
    3    14,896     8,401     3,283   150,000     9,602     4,484   150,000    10,909     5,791   150,000
    4    20,365    10,935     5,817   150,000    12,917     7,799   150,000    15,164    10,046   150,000
    5    26,109    13,318     8,200   150,000    16,277    11,159   150,000    19,774    14,656   150,000
    6    32,139    15,538    11,444   150,000    19,675    15,581   150,000    24,775    20,681   150,000
    7    38,471    17,583    14,513   150,000    23,104    20,034   150,000    30,211    27,140   150,000
    8    45,120    19,436    17,133   150,000    26,553    24,250   150,000    36,127    33,823   150,000
    9    52,101    21,072    19,537   150,000    30,006    28,471   150,000    42,575    41,040   150,000
   10    59,431    22,470    21,702   150,000    33,449    32,682   150,000    49,622    48,855   150,000
   11    67,127    23,607    23,607   150,000    36,871    36,871   150,000    57,353    57,353   150,000
   12    75,208    24,464    24,464   150,000    40,266    40,266   150,000    65,876    65,876   150,000
   13    83,694    25,020    25,020   150,000    43,628    43,628   150,000    75,323    75,323   150,000
   14    92,604    25,248    25,248   150,000    46,949    46,949   150,000    85,855    85,855   150,000
   15   101,959    25,114    25,114   150,000    50,221    50,221   150,000    97,670    97,670   150,000
   16   111,782    24,562    24,562   150,000    53,420    53,420   150,000   111,006   111,006   150,000
   17   122,096    23,444    23,444   150,000    56,458    56,458   150,000   126,146   126,146   150,000
   18   132,926    21,815    21,815   150,000    59,408    59,408   150,000   143,409   143,409   159,184
   19   144,297    19,480    19,480   150,000    62,168    62,168   150,000   162,544   162,544   177,173
   20   156,237    16,302    16,302   150,000    64,688    64,688   150,000   183,731   183,731   196,593

Age 65   59,431    22,470    21,702   150,000    33,449    32,682   150,000    49,622    48,855   150,000
Age 70  101,959    25,114    25,114   150,000    50,221    50,221   150,000    97,670    97,670   150,000
Age 75  156,237    16,302    16,302   150,000    64,688    64,688   150,000   183,731   183,731   196,593
Age 80  225,511         0         0         0    72,355    72,355   150,000   327,113   327,113   343,468
Age 85  313,924         0         0         0    61,930    61,930   150,000   554,477   554,477   582,201

ASSUMPTIONS:

     (1) Based on Death Benefit Option A and assumes no Policy Loans have been made.

     (2)  Values reflect guaranteed cost of insurance charges.

     (3) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

     (4)  Death Benefit reflects current Internal Revenue Code requirements.

     (5) Zero values indicate policy lapse in absence of an additional premium payment.

The hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an Owner and actual expenses. The Death Benefit, Cash Value and Surrender Value for a Policy would be different from those shown if the actual rates of return averages 0%, 6% and 12% over a period of years but also fluctuated above or below those averaged for individual Policy Years. No representations can be made by Kemper Investors Life Insurance Company that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.